UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21586
                                                    -----------

                    First Trust Enhanced Equity Income Fund
          -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: December 31
                                              -------------

                    Date of reporting period: June 30, 2017
                                             ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                     FIRST TRUST
                                               ENHANCED EQUITY INCOME FUND (FFA)

                                                              SEMI-ANNUAL REPORT
                                                        FOR THE SIX MONTHS ENDED
                                                                   JUNE 30, 2017

CHARTWELL INVESTMENT PARTNERS
------------------------------------------
Institutional and Private Asset Management

                                                                     FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2017

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  11
Statement of Operations.....................................................  12
Statements of Changes in Net Assets.........................................  13
Financial Highlights........................................................  14
Notes to Financial Statements...............................................  15
Additional Information......................................................  21

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Chartwell Investment Partners, LLC ("Chartwell" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Enhanced Equity Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof

                          MANAGED DISTRIBUTION POLICY

The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the "Plan") in reliance on exemptive relief received from the Securities and Exchange Commission which permits the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted with respect to its common shares subject to certain conditions. Under the Plan, the Fund currently intends to pay a quarterly distribution in the amount of $0.285 per share. A portion of this quarterly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund's performance during any particular period but is expected to correlate with the Fund's performance over time. Accordingly, you should not draw any conclusions about the Fund's investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Chartwell are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2017


Dear Shareholders:

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this semi-annual report which contains current information and the financial statements for your investment in the First Trust Enhanced Equity Income Fund (the "Fund"). We encourage you to read this report and discuss it with your financial advisor.

Six months into the year, the bull market in stocks continues. President Donald Trump's pro-growth, pro-U.S. policies, while slow in coming, have at least created some optimism about the prospects for the U.S. economy, in our opinion. From Donald Trump's election on November 8, 2016 through June 30, 2017, the S&P 500(R) Index (the "Index") posted a total return of 14.79%, according to Bloomberg. The Index closed its June 19, 2017 trading session at an all-time high of 2,453.46.

The current bull market (measuring from March 9, 2009 through June 30, 2017) is the second longest in history. While we are optimistic about the U.S. economy, we are also well aware that no one can predict the future or know how an administration will affect markets and the economy in the future. Therefore, we stress the importance of maintaining a long-term perspective, as we have done since First Trust's inception over 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan through the Fund. We value our relationship with you and will continue our relentless focus on bringing the types of investments that we believe could help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
"AT A GLANCE"
AS OF JUNE 30, 2017 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on New York Stock Exchange                               FFA
Common Share Price                                           $14.65
Common Share Net Asset Value ("NAV")                         $16.01
Premium (Discount) to NAV                                     (8.49)%
Net Assets Applicable to Common Shares                 $319,770,333
Current Quarterly Distribution per Common Share (1)          $0.285
Current Annualized Distribution per Common Share             $1.140
Current Distribution Rate on Common Share Price (2)            7.78%
Current Distribution Rate on NAV (2)                           7.12%
-------------------------------------------------------------------

-----------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------
           Common Share Price    NAV
6/16       $13.12                $14.77
            13.01                 14.79
            13.06                 14.97
            13.22                 15.11
            13.39                 15.13
7/16        13.40                 15.11
            13.39                 15.21
            13.43                 15.21
            13.55                 15.30
8/16        13.81                 15.22
            14.04                 15.30
            13.58                 14.90
            13.55                 15.01
            13.49                 14.96
9/16        13.36                 15.02
            13.45                 14.93
            13.43                 14.81
            13.55                 14.88
10/16       13.31                 14.76
            12.61                 14.46
            13.18                 14.97
            13.30                 15.07
11/16       13.55                 15.21
            13.30                 15.08
            13.55                 15.43
            13.84                 15.51
            13.55                 15.35
12/16       13.51                 15.23
            13.62                 15.46
            13.65                 15.46
            13.77                 15.49
1/17        13.89                 15.67
            14.00                 15.74
            14.03                 15.83
            14.18                 16.05
2/17        14.28                 16.14
            14.48                 16.21
            14.45                 16.17
            14.45                 16.23
            14.02                 15.78
3/17        14.44                 15.89
            14.49                 15.84
            14.41                 15.67
            14.53                 15.79
4/17        14.73                 15.99
            14.74                 16.05
            14.69                 16.05
            14.64                 15.96
5/17        14.77                 16.16
            14.93                 16.29
            14.78                 16.26
            15.00                 16.30
            14.74                 16.03
6/17        14.65                 16.01

---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                               ------------------------------------------------------
                               6 Months Ended   1 Year Ended   5 Years Ended   10 Years Ended   Inception (8/26/2004)
                                 6/30/2017       6/30/2017       6/30/2017       6/30/2017          to 6/30/2017
FUND PERFORMANCE (3)
NAV                                 9.02%          16.44%         11.56%           6.76%                7.16%
Market Value                       12.46%          19.95%         12.00%           6.21%                6.04%

INDEX PERFORMANCE
S&P 500(R) Index                    9.34%          17.90%         14.63%           7.18%                8.55%
BXM Index                           7.21%          12.06%          7.73%           4.62%                5.61%
---------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------
                                          % OF TOTAL
TOP 10 HOLDINGS                           INVESTMENTS
-----------------------------------------------------
Apple, Inc.                                   5.6%
Microsoft Corp.                               3.8
Pfizer, Inc.                                  2.5
Philip Morris International, Inc.             2.4
PepsiCo, Inc.                                 2.4
JPMorgan Chase & Co.                          2.3
Carnival Corp.                                2.3
Altria Group, Inc.                            2.2
Merck & Co., Inc.                             2.2
General Electric Co.                          2.1
-----------------------------------------------------
                                     Total   27.8%
                                            ======

-----------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                     INVESTMENTS
-----------------------------------------------------
Information Technology                       21.1%
Financials                                   15.8
Health Care                                  14.1
Consumer Staples                             13.7
Consumer Discretionary                       11.8
Industrials                                   7.9
Energy                                        7.8
Utilities                                     2.6
Real Estate                                   2.2
Materials                                     2.1
Telecommunication Services                    0.9
-----------------------------------------------------
                                     Total  100.0%
                                            ======

(1) Most recent distribution paid or declared through 6/30/2017. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 6/30/2017. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2017 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") is the investment advisor to the First Trust Enhanced Equity Income Fund (the "Fund"). First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                                  SUB-ADVISOR

Chartwell Investment Partners, LLC ("Chartwell"), a wholly-owned subsidiary of TriState Capital Holdings, Inc., is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. Chartwell is the portfolio manager of the Fund.

                           PORTFOLIO MANAGEMENT TEAM

DOUGLAS W. KUGLER, CFA
PRINCIPAL, SENIOR PORTFOLIO MANAGER

PETER M. SCHOFIELD, CFA
PRINCIPAL, SENIOR PORTFOLIO MANAGER

                                   COMMENTARY

FIRST TRUST ENHANCED EQUITY INCOME FUND

The investment objective of the Fund is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its managed assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of non-U.S. issuers. These securities are traded on U.S. securities exchanges. In addition, on an ongoing and consistent basis, the Fund will write (sell) covered call options on a portion of the Fund's managed assets. There can be no assurance that the Fund's investment objective will be achieved.

MARKET RECAP

The S&P 500(R) Index (the "Index") returned 9.34% (inclusive of dividends) for the six-month period ended June 30, 2017 as the "animal spirits" that we believe were stirred by President Trump's election continued to push the market higher. The market grappled with a number of macro-related items but seemed to be buoyed by apparent economic strength that was reflected in survey data released during the period, two 0.25% hikes in the Federal Funds rate announced by the Federal Open Market Committee ("FOMC"), and the promise of significant tax reform. The Index reached a new all-time high on June 19, 2017 at 2,453,46 and closed on June 30, 2017 only 1.2% beneath that record level. Later in the period, there were signs of possible rotation among the groups that have led the market higher. The technology group gave back a portion of its year-to-date performance in June and the financials group took over the leadership of the market for a brief spell. While technology was the best performing group for the period, healthcare was quietly strong and was the second best performing group for the first half of 2017 (both up more than 15%). Meanwhile, the energy and telecommunications groups both saw double-digit declines. An almost complete lack of downward volatility was a hallmark of the six-month period. The largest drawdown (change from high to low) in the Index during the period was -2.8%. In fact, that drawdown was the largest since "Brexit" (the vote in the UK to leave the European Union) on June 23, 2016. That means the farthest the Index fell from a near-term peak in the more than one year period from June 23, 2016 through June 30, 2017 was 2.8%. The volatility in the 10-year U.S. Treasury market was more balanced with the yield starting the year at 2.48%, trading up to 2.60% before falling to a low of 2.13% and closing on June 30, 2017 at 2.27%. The FOMC did increase the Fed Funds rate by a total of 0.50% in the period and with the 10-year Treasury yield declining during the six months, the heavily watched 10-year over 2-year spread declined significantly. A significant decline in this measure is believed to signal that economic weakness appears to have either started, or, in our view, is coming, but we believe this signal is not foolproof. Meanwhile, the price of oil was fairly volatile. The price of a barrel of West Texas Intermediate ("WTI"), the domestic benchmark price, started the year at $53.72 per barrel, rose slightly to $54.45 per barrel shortly after the start of the year but then traded in a series of lower highs and lower lows bottoming at $42.53 per barrel in late June before closing the period at $46.04 per barrel as of June 30, 2017. The oil price declined as the benefits of the Organization of the Petroleum Exporting Countries ("OPEC") maintaining their production cut were out-weighed by the negative forces of growing U.S. oil production and inventories.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2017 (UNAUDITED)


PERFORMANCE SUMMARY

For the six months ended June 30, 2017 the Fund's net asset value ("NAV") and market value total returns(1) were 9.02% and 12.46%, respectively. The Index returned 9.34% on a total return basis over the same period. The covered call options program had a slight negative influence on the Fund's return during the period, which we believe was a solid performance given the strong positive return of the Index. Certain broad themes in the market proved to be headwinds for the relative performance of the Fund's portfolio during the six-month period. As occurred in the second half of 2016, higher beta (beta is a measure of price volatility compared to the Index) stocks outperformed the Index. While the Fund will hold some higher beta stocks, in general, the overall weighted-average beta of the Fund has been fairly close to the market's. In addition, the Fund's portfolio will generally carry a higher yield than the Index and for the first half of 2017, lower-yielding stocks handily outperformed higher yielding stocks. Overall, the stock portfolio performed essentially in-line with the Index. Within the stock portfolio, the largest detractors to relative performance were the portfolio's slight overweight of the energy group as well as poor stock selection within the energy, healthcare and industrials groups. These detractors essentially offset the mostly positive stock selection throughout the rest of the portfolio. Among the weaker stocks, Helmerich & Payne, Inc. (-28.2%), Hess Corp. (-28.8%) and Occidental Petroleum Corp. (-13.8%) were in the energy group; not owning Johnson & Johnson (+16.3%) or Abbott Laboratories (+28.2%) was harmful in the healthcare group, and having an overweight in General Electric Co. (-13.1%) and not owning Boeing Co. (+29.1%) detracted from performance in the industrials group. On the positive side, Phillip Morris International, Inc. (+30.7%) and Constellation Brands, Inc. (+27.1%) helped relative performance in the consumer staples group; Apple, Inc. (+25.4%), Oracle Corp. (+31.5%), Applied Materials, Inc. (+28.7%) and Broadcom Ltd. (+33.0%) provided strong relative performance in the information technology group.

MARKET OUTLOOK

The Index attained an all-time closing high of 2,453.46 on June 19, 2017, and it closed the first half of 2017 down 1.2% from that record level. With both quarters in the first half of this year, producing positive returns for the Index, the second quarter marked the 17th out of the last 18 quarters where the Index (inclusive of dividends) was positive. 2016 was the eighth positive year in a row (inclusive of dividends) for the Index and barring a strong reversal in the second half of this year, 2017 could be the ninth! For those eight and one-half years, the market has risen 222% cumulatively which represents a 14.7% compound annual growth rate. And since the market's low point on March 9, 2009, the market is up approximately 19.1% per year through June 30, 2017. We have said that given valuations in the equity markets are above longer-term averages and higher interest rates (which are typically viewed as a headwind to equity valuations) appear to be coming, we believe that earnings growth will have to improve in order for the equity market to move substantially higher. That has been happening. First quarter 2017 earnings were strongly higher year over year marking the third straight quarter of growth and those earnings were better than expected. Expectations for the second quarter earnings season are for the positive growth trend to continue. We believe that companies have learned how to operate well in the low (GDP) growth environment and that some of the bigger restraints to total earnings growth (e.g. lower oil prices, stronger dollar) may be less of a restraint on growth. In addition, we believe that the uptick in mergers and acquisitions will continue as will strong stock repurchases which should help corporations in their search for earnings growth. Despite slightly higher and increasing interest rates, interest rates are still lower than normal and should continue to facilitate these corporate actions. Absent a global recession, revenues should move higher and we believe companies will continue to be vigilant on controlling costs thereby keeping margins at or near current high levels.

Our position is essentially unchanged. Despite the uncertainties, we believe the economy should continue to grow at a reasonable, but not overly strong rate, and corporate profits should continue to grow as well. This could provide a solid backdrop for the market going forward. However, with the valuation of the stock market above long-term averages, and with earnings growth and its magnitude not assured, moves higher in the Index will likely be more muted going forward. And despite recent history, we believe there is an increased likelihood of periods of price declines. No matter the outcome of these issues, we will manage the Fund with the dual objectives of generating a high level of current income while seeking capital appreciation over the market cycle.

-----------------------------

(1) Total return is based on the combination of reinvested dividends, capital gains and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales loads and are not annualized for periods less than one year. Past performance is not indicative of future results.

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2017 (UNAUDITED)

   SHARES                                           DESCRIPTION                                             VALUE
------------  ----------------------------------------------------------------------------------------  --------------
COMMON STOCKS - 93.9%

              AEROSPACE & DEFENSE - 1.7%
      33,000  Raytheon Co. (a)........................................................................  $    5,328,840
                                                                                                        --------------

              AIR FREIGHT & LOGISTICS - 1.7%
      24,500  FedEx Corp. (a).........................................................................       5,324,585
                                                                                                        --------------

              AUTOMOBILES - 1.1%
     105,000  General Motors Co.......................................................................       3,667,650
                                                                                                        --------------

              BANKS - 8.2%
     225,000  Bank of America Corp....................................................................       5,458,500
      52,500  First Republic Bank (a).................................................................       5,255,250
      80,000  JPMorgan Chase & Co. (a)................................................................       7,312,000
      15,000  SVB Financial Group (b).................................................................       2,636,850
     100,000  Wells Fargo & Co........................................................................       5,541,000
                                                                                                        --------------
                                                                                                            26,203,600
                                                                                                        --------------

              BEVERAGES - 4.9%
      37,500  Anheuser-Busch InBev S.A./N.V., ADR.....................................................       4,138,500
      20,000  Constellation Brands, Inc., Class A (a).................................................       3,874,600
      65,000  PepsiCo, Inc. (a).......................................................................       7,506,850
                                                                                                        --------------
                                                                                                            15,519,950
                                                                                                        --------------

              BIOTECHNOLOGY - 2.8%
      37,500  Celgene Corp. (b).......................................................................       4,870,125
      58,000  Gilead Sciences, Inc....................................................................       4,105,240
                                                                                                        --------------
                                                                                                             8,975,365
                                                                                                        --------------

              CAPITAL MARKETS - 1.6%
     120,000  Charles Schwab (The) Corp. (a)..........................................................       5,155,200
                                                                                                        --------------

              CHEMICALS - 2.1%
      70,000  Dow Chemical (The) Co. (a)..............................................................       4,414,900
      20,000  PPG Industries, Inc.....................................................................       2,199,200
                                                                                                        --------------
                                                                                                             6,614,100
                                                                                                        --------------

              COMMUNICATIONS EQUIPMENT - 2.6%
     170,000  Cisco Systems, Inc. (a).................................................................       5,321,000
      22,500  Palo Alto Networks, Inc. (b)............................................................       3,010,725
                                                                                                        --------------
                                                                                                             8,331,725
                                                                                                        --------------

              CONSUMER FINANCE - 1.1%
      41,500  American Express Co.....................................................................       3,495,960
                                                                                                        --------------

              DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
      80,000  AT&T, Inc...............................................................................       3,018,400
                                                                                                        --------------

              ELECTRIC UTILITIES - 1.3%
     110,000  PPL Corp. (a)...........................................................................       4,252,600
                                                                                                        --------------

              ENERGY EQUIPMENT & SERVICES - 1.9%
      55,000  Helmerich & Payne, Inc..................................................................       2,988,700
      46,000  Schlumberger, Ltd. (a)..................................................................       3,028,640
                                                                                                        --------------
                                                                                                             6,017,340
                                                                                                        --------------


                        See Notes to Financial Statements                 Page 5

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

   SHARES                                           DESCRIPTION                                             VALUE
------------  ----------------------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)

              FOOD & STAPLES RETAILING - 3.0%
      29,000  Costco Wholesale Corp. (a)..............................................................  $    4,637,970
      60,000  CVS Health Corp. (a)....................................................................       4,827,600
                                                                                                        --------------
                                                                                                             9,465,570
                                                                                                        --------------

              FOOD PRODUCTS - 1.2%
      45,000  Kraft Heinz (The) Co. (a)...............................................................       3,853,800
                                                                                                        --------------

              HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
      50,000  Medtronic PLC...........................................................................       4,437,500
                                                                                                        --------------

              HEALTH CARE PROVIDERS & SERVICES - 1.8%
      31,600  UnitedHealth Group, Inc. (a)............................................................       5,859,272
                                                                                                        --------------

              HOTELS, RESTAURANTS & LEISURE - 2.3%
     110,000  Carnival Corp. (a)......................................................................       7,212,700
                                                                                                        --------------

              HOUSEHOLD DURABLES - 1.8%
     110,000  Newell Brands, Inc. (a).................................................................       5,898,200
                                                                                                        --------------

              INDUSTRIAL CONGLOMERATES - 3.7%
     245,000  General Electric Co.....................................................................       6,617,450
      40,000  Honeywell International, Inc............................................................       5,331,600
                                                                                                        --------------
                                                                                                            11,949,050
                                                                                                        --------------

              INSURANCE - 3.8%
      75,000  Arthur J. Gallagher & Co. (a)...........................................................       4,293,750
      40,000  Chubb, Ltd..............................................................................       5,815,200
      40,000  MetLife, Inc............................................................................       2,197,600
                                                                                                        --------------
                                                                                                            12,306,550
                                                                                                        --------------

              LIFE SCIENCES TOOLS & SERVICES - 1.9%
      35,000  Thermo Fisher Scientific, Inc. (a)......................................................       6,106,450
                                                                                                        --------------

              MEDIA - 4.0%
      80,000  CBS Corp., Class B (a)..................................................................       5,102,400
      95,000  Cinemark Holdings, Inc. (a).............................................................       3,690,750
     105,000  Comcast Corp., Class A (a)..............................................................       4,086,600
                                                                                                        --------------
                                                                                                            12,879,750
                                                                                                        --------------

              OIL, GAS & CONSUMABLE FUELS - 3.8%
      42,000  Chevron Corp. (a).......................................................................       4,381,860
      50,000  Hess Corp. (a)..........................................................................       2,193,500
      65,000  HollyFrontier Corp. (a).................................................................       1,785,550
      63,000  Occidental Petroleum Corp. (a)..........................................................       3,771,810
                                                                                                        --------------
                                                                                                            12,132,720
                                                                                                        --------------

              PHARMACEUTICALS - 5.7%
      14,000  Allergan PLC............................................................................       3,403,260
     110,000  Merck & Co., Inc. (a)...................................................................       7,049,900
     235,000  Pfizer, Inc.............................................................................       7,893,650
                                                                                                        --------------
                                                                                                            18,346,810
                                                                                                        --------------

              ROAD & RAIL - 0.8%
      28,000  JB Hunt Transport Services, Inc.........................................................       2,558,640
                                                                                                        --------------


Page 6                  See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES/UNITS                                        DESCRIPTION                                             VALUE
------------  ----------------------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)

              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.7%
     115,000  Applied Materials, Inc. (a).............................................................  $    4,750,650
      19,000  Broadcom Ltd. (a).......................................................................       4,427,950
     150,000  Intel Corp..............................................................................       5,061,000
     130,000  Micron Technology, Inc. (b).............................................................       3,881,800
                                                                                                        --------------
                                                                                                            18,121,400
                                                                                                        --------------

              SOFTWARE - 7.2%
      15,000  Adobe Systems, Inc. (a) (b).............................................................       2,121,600
     175,000  Microsoft Corp. (a).....................................................................      12,062,750
     130,000  Oracle Corp. (a)........................................................................       6,518,200
      30,000  Take-Two Interactive Software, Inc. (a) (b).............................................       2,201,400
                                                                                                        --------------
                                                                                                            22,903,950
                                                                                                        --------------

              SPECIALTY RETAIL - 2.5%
      70,000  Foot Locker, Inc. (a)...................................................................       3,449,600
      29,000  Home Depot (The), Inc...................................................................       4,448,600
                                                                                                        --------------
                                                                                                             7,898,200
                                                                                                        --------------

              TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 5.6%
     123,500  Apple, Inc. (a).........................................................................      17,786,470
                                                                                                        --------------

              TOBACCO - 4.6%
      95,000  Altria Group, Inc.......................................................................       7,074,650
      66,000  Philip Morris International, Inc. (a)...................................................       7,751,700
                                                                                                        --------------
                                                                                                            14,826,350
                                                                                                        --------------

              WATER UTILITIES - 1.2%
      50,000  American Water Works Co., Inc...........................................................       3,897,500
                                                                                                        --------------
              TOTAL COMMON STOCKS.....................................................................     300,346,197
              (Cost $241,009,704)                                                                       --------------

REAL ESTATE INVESTMENT TRUSTS - 2.2%

              EQUITY REAL ESTATE INVESTMENT TRUSTS - 2.2%
      40,000  Lamar Advertising Co., Class A (a)......................................................       2,942,800
      42,000  Crown Castle International Corp. (a)....................................................       4,207,560
                                                                                                        --------------
              TOTAL REAL ESTATE INVESTMENT TRUSTS.....................................................       7,150,360
              (Cost $6,119,091)                                                                         --------------

MASTER LIMITED PARTNERSHIPS - 1.4%

              OIL, GAS & CONSUMABLE FUELS - 1.4%
      82,500  Energy Transfer Partners L.P............................................................       1,682,175
     100,000  Enterprise Products Partners, L.P. (a)..................................................       2,708,000
                                                                                                        --------------
              TOTAL MASTER LIMITED PARTNERSHIPS.......................................................       4,390,175
              (Cost $2,461,490)                                                                         --------------

COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES - 0.9%

              CAPITAL MARKETS - 0.9%
     180,000  Ares Capital Corp.......................................................................       2,948,400
              (Cost $3,116,652)                                                                         --------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

                                                                              STATED        STATED
   SHARES                              DESCRIPTION                             RATE      MATURITY (c)       VALUE
------------  -------------------------------------------------------------  ---------  --------------  --------------
CONVERTIBLE PREFERRED SECURITIES - 1.1%

              HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
      20,000  Becton Dickinson and Co., Series A...........................    6.13%       05/01/20     $    1,095,600
                                                                                                        --------------

              OIL, GAS & CONSUMABLE FUELS - 0.7%
      40,000  Hess Corp., Series A.........................................    8.00%       02/01/19          2,224,800
                                                                                                        --------------
              TOTAL CONVERTIBLE PREFERRED SECURITIES..................................................       3,320,400
              (Cost $3,497,797)                                                                         --------------

              TOTAL INVESTMENTS - 99.5%...............................................................     318,155,532
              (Cost $256,204,734) (d)                                                                   --------------


 NUMBER OF
 CONTRACTS                                          DESCRIPTION                                             VALUE
------------  ----------------------------------------------------------------------------------------  --------------
CALL OPTIONS WRITTEN - (0.2%)

              Adobe Systems, Inc. Call
          75  @ $150.00 due July 2017.................................................................          (3,450)
                                                                                                        --------------
              Altria Group, Inc. Call
         250  @  80.00 due July 2017..................................................................            (250)
                                                                                                        --------------
              Applied Materials, Inc. Call
         250  @  46.00 due July 2017..................................................................          (2,750)
                                                                                                        --------------
              Bank of America Corp. Call
         500  @  25.00 due July 2017..................................................................         (14,000)
                                                                                                        --------------
              Carnival Corp. Calls
         150  @  65.00 due July 2017..................................................................         (24,000)
         300  @  67.50 due July 2017..................................................................         (15,900)
                                                                                                        --------------
                                                                                                               (39,900)
                                                                                                        --------------
              Celgene Corp. Call
         125  @  140.00 due July 2017.................................................................          (3,250)
                                                                                                        --------------
              Charles Schwab (The) Corp. Call
         300  @  44.00 due July 2017..................................................................         (19,500)
                                                                                                        --------------
              Chubb Ltd. Call
         125  @  150.00 due July 2017.................................................................          (1,875)
                                                                                                        --------------
              Constellation Brands, Inc. Call
          75  @  200.00 due July 2017.................................................................         (12,000)
                                                                                                        --------------
              Costco Wholesale Corp. Call
         100  @  185.00 due July 2017.................................................................           (200)
                                                                                                        --------------
              FedEx Corp. Call
          75  @  220.00 due July 2017.................................................................         (19,425)
                                                                                                        --------------
              First Republic Bank Call
         125  @  105.00 due July 2017.................................................................          (7,500)
                                                                                                        --------------
              General Electric Co. Call
         500  @  30.00 due July 2017..................................................................          (1,000)
                                                                                                        --------------
              Honeywell International, Inc. Call
         200  @  140.00 due July 2017.................................................................          (4,800)
                                                                                                        --------------
              Micron Technology, Inc. Calls
         400  @  34.00 due July 2017..................................................................          (7,600)
         250  @  36.00 due July 2017..................................................................          (2,250)
                                                                                                        --------------
                                                                                                                (9,850)
                                                                                                        --------------


Page 8                  See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

 NUMBER OF
 CONTRACTS                                          DESCRIPTION                                             VALUE
------------  ----------------------------------------------------------------------------------------  --------------
CALL OPTIONS WRITTEN (CONTINUED)

              Microsoft Corp. Call
         500  @ $72.50 due July 2017..................................................................  $      (18,500)
                                                                                                        --------------
              Newell Brands, Inc. Call
         225  @  55.00 due July 2017..................................................................          (8,438)
                                                                                                        --------------
              Oracle Corp. Call
         400  @  48.00 due July 2017..................................................................         (91,600)
                                                                                                        --------------
              Palo Alto Networks, Inc. Call
         150  @  145.00 due July 2017.................................................................         (10,800)
                                                                                                        --------------
              PepsiCo, Inc. Call
         150  @  120.00 due July 2017.................................................................          (4,350)
                                                                                                        --------------
              Philip Morris International, Inc. Call
         200  @  125.00 due July 2017.................................................................          (3,600)
                                                                                                        --------------
              S&P 500(R) Index Calls (e)
         100  @  2,445.00 due July 2017...............................................................         (87,000)
         350  @  2,455.00 due July 2017...............................................................        (185,500)
         100  @  2,475.00 due July 2017...............................................................         (16,000)
                                                                                                        --------------
                                                                                                              (288,500)
                                                                                                        --------------
              Take-Two Interactive Software, Inc. Call
         100  @  80.00 due July 2017..................................................................          (3,100)
                                                                                                        --------------
              UnitedHealth Group, Inc. Calls
          75  @  185.00 due July 2017.................................................................         (28,800)
         100  @  190.00 due July 2017.................................................................         (16,700)
                                                                                                        --------------
                                                                                                               (45,500)
                                                                                                        --------------
              TOTAL CALL OPTIONS WRITTEN..............................................................        (614,138)
              (Premiums received $855,197)                                                              --------------

              NET OTHER ASSETS AND LIABILITIES - 0.7%.................................................       2,228,939
                                                                                                        --------------
              NET ASSETS - 100.0%.....................................................................  $  319,770,333
                                                                                                        ==============

-----------------------------

(a) All or a portion of this security is pledged to cover index call options written.

(b)   Non-income producing security.

(c)   Stated maturity represents the mandatory conversion date.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $70,650,559 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $8,699,761.

(e) Call options on securities indices were written on a portion of the common stock positions that were not used to cover call options written on individual equity securities held in the Fund's portfolio.

ADR   American Depositary Receipt


                        See Notes to Financial Statements                 Page 9

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2017 is as follows (see Note 3A - Portfolio Valuation in the Notes to Financial Statements):

                                                    ASSETS TABLE
                                                                                          LEVEL 2          LEVEL 3
                                                         TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                       6/30/2017         PRICES           INPUTS           INPUTS
                                                     -------------    -------------    -------------    -------------
Common Stocks*....................................   $ 300,346,197    $ 300,346,197    $          --    $          --
Real Estate Investment Trusts*....................       7,150,360        7,150,360               --               --
Master Limited Partnerships*......................       4,390,175        4,390,175               --               --
Common Stocks - Business Development
   Companies*.....................................       2,948,400        2,948,400               --               --
Convertible Preferred Securities*.................       3,320,400        3,320,400               --               --
                                                     -------------    -------------    -------------    -------------
Total Investments.................................   $ 318,155,532    $ 318,155,532    $          --    $          --
                                                     =============    =============    =============    =============

                                                  LIABILITIES TABLE
                                                                                          LEVEL 2          LEVEL 3
                                                         TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                       6/30/2017         PRICES           INPUTS           INPUTS
                                                     -------------    -------------    -------------    -------------
Call Options Written..............................   $    (614,138)   $    (603,825)   $     (10,313)   $          --
                                                     =============    =============    =============    =============


* See the Portfolio of Investments for industry breakdown.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2017.


Page 10                 See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2017 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $256,204,734)............................................................................   $318,155,532
Cash..............................................................................................      2,092,953
Dividends receivable..............................................................................        519,873
Prepaid expenses..................................................................................         16,346
                                                                                                     ------------
   Total Assets...................................................................................    320,784,704
                                                                                                     ------------

LIABILITIES:
Options written, at value (Premiums received $855,197)............................................        614,138
Payables:
   Investment advisory fees.......................................................................        265,967
   Investment securities purchased................................................................         60,900
   Audit and tax fees.............................................................................         26,483
   Transfer agent fees............................................................................         19,853
   Administrative fees............................................................................         14,123
   Custodian fees.................................................................................          6,287
   Printing fees..................................................................................          5,632
   Financial reporting fees.......................................................................            771
   Trustees' fees and expenses....................................................................            217
                                                                                                     ------------
   Total Liabilities..............................................................................      1,014,371
                                                                                                     ------------
NET ASSETS........................................................................................   $319,770,333
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital...................................................................................   $263,631,234
Par value.........................................................................................        199,732
Accumulated net investment income (loss)..........................................................     (7,381,475)
Accumulated net realized gain (loss) on investments and written options...........................      1,128,985
Net unrealized appreciation (depreciation) on investments and written options.....................     62,191,857
                                                                                                     ------------
NET ASSETS........................................................................................   $319,770,333
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)..............................   $      16.01
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized).......     19,973,164
                                                                                                     ============


                        See Notes to Financial Statements                Page 11

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2017 (UNAUDITED)


INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $24,668).............................................   $  3,745,419
Interest..........................................................................................            102
                                                                                                     ------------
   Total investment income........................................................................      3,745,521
                                                                                                     ------------

EXPENSES:
Investment advisory fees..........................................................................      1,576,746
Administrative fees...............................................................................         77,042
Printing fees.....................................................................................         36,779
Audit and tax fees................................................................................         21,487
Transfer agent fees...............................................................................         17,565
Custodian fees....................................................................................         13,273
Trustees' fees and expenses.......................................................................          8,750
Legal fees........................................................................................          4,891
Financial reporting fees..........................................................................          4,625
Other.............................................................................................         14,077
                                                                                                     ------------
   Total expenses.................................................................................      1,775,235
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)......................................................................      1,970,286
                                                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments....................................................................................      7,023,788
   Written options................................................................................        397,934
                                                                                                     ------------
Net realized gain (loss)..........................................................................      7,421,722
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments....................................................................................     17,392,794
   Written options................................................................................       (443,075)
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)..............................................     16,949,719
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...........................................................     24,371,441
                                                                                                     ------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS..................................   $ 26,341,727
                                                                                                     ============


Page 12                 See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SIX MONTHS
                                                                                        ENDED            YEAR
                                                                                      6/30/2017         ENDED
                                                                                     (UNAUDITED)      12/31/2016
                                                                                     ------------    ------------
OPERATIONS:
Net investment income (loss).......................................................  $  1,970,286    $  3,744,905
Net realized gain (loss)...........................................................     7,421,722      11,586,388
Net change in unrealized appreciation (depreciation)...............................    16,949,719       8,568,630
                                                                                     ------------    ------------

Net increase (decrease) in net assets resulting from operations....................    26,341,727      23,899,923
                                                                                     ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................   (10,685,643)     (3,566,425)
Net realized gain..................................................................            --      (9,587,119)
Return of capital..................................................................            --      (6,020,694)
                                                                                     ------------    ------------

Total distributions to shareholders................................................   (10,685,643)    (19,174,238)
                                                                                     ------------    ------------

Total increase (decrease) in net assets............................................    15,656,084       4,725,685

NET ASSETS:
Beginning of period................................................................   304,114,249     299,388,564
                                                                                     ------------    ------------

End of period......................................................................  $319,770,333    $304,114,249
                                                                                     ============    ============

Accumulated net investment income (loss) at end of period..........................  $ (7,381,475)   $  1,333,882
                                                                                     ============    ============

COMMON SHARES:
Common Shares at end of period*....................................................    19,973,164      19,973,164
                                                                                     ============    ============

-----------------------------

* On September 15, 2016, the Fund commenced a share repurchase program. The program originally expired on March 15, 2017, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund's share repurchase program until September 15, 2017. From September 15, 2016 through June 30, 2017, the Fund has not repurchased any common shares. The Fund expects to continue the share repurchase program until the earlier of
      (i) the repurchase of 998,658 common shares or (ii) September 15, 2017.


                        See Notes to Financial Statements                Page 13

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                               SIX MONTHS
                                                 ENDED                            YEAR ENDED DECEMBER 31,
                                               6/30/2017     ------------------------------------------------------------------
                                              (UNAUDITED)       2016          2015        2014 (a)        2013          2012
                                               ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period.........   $  15.23      $  14.99      $  15.95      $  15.24      $  13.27      $  12.51
                                                --------      --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................       0.10          0.19          0.20          0.24          0.21          0.26
Net realized and unrealized gain (loss)             1.22          1.01         (0.22)         1.39          2.66          1.40
                                                --------      --------      --------      --------      --------      --------
Total from investment operations.............       1.32          1.20         (0.02)         1.63          2.87          1.66
                                                --------      --------      --------      --------      --------      --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income........................      (0.54)        (0.18)        (0.60)        (0.92)        (0.90)        (0.72)
Net realized gain............................         --         (0.48)        (0.34)           --            --            --
Return of capital............................         --         (0.30)           --            --            --         (0.18)
                                                --------      --------      --------      --------      --------      --------
Total distributions to Common
   Shareholders..............................      (0.54)        (0.96)        (0.94)        (0.92)        (0.90)        (0.90)
                                                --------      --------      --------      --------      --------      --------
Net asset value, end of period...............   $  16.01      $  15.23      $  14.99      $  15.95      $  15.24      $  13.27
                                                ========      ========      ========      ========      ========      ========
Market value, end of period..................   $  14.65      $  13.51      $  13.20      $  14.34      $  13.32      $  11.84
                                                ========      ========      ========      ========      ========      ========
TOTAL RETURN BASED ON NET ASSET VALUE (b)....       9.02%         9.18%         0.72%        11.63%        23.11%        14.18% (c)
                                                ========      ========      ========      ========      ========      ========
TOTAL RETURN BASED ON MARKET VALUE (b).......      12.46%         9.98%        (1.35)%       14.83%        20.60%        17.68%
                                                ========      ========      ========      ========      ========      ========
-----------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).........   $319,770      $304,114      $299,389      $318,640      $304,297      $265,009
Ratio of total expenses to average net
   assets....................................       1.13% (d)     1.13%         1.12%         1.18%         1.19%         1.21%
Ratio of net investment income (loss) to
   average net assets........................       1.25% (d)     1.27%         1.33%         1.54%         1.45%         1.90%
Portfolio turnover rate......................         13%           32%           45%           44%           40%           66%

-----------------------------

(a) On February 20, 2014, the Fund's Board of Trustees approved an interim and new sub-advisory agreement with Chartwell Investment Partners, Inc. ("Chartwell"), which became the Fund's sub-advisor on March 5, 2014, under the interim sub-advisory agreement. On July 2, 2014, the Fund's shareholders voted to approve the new sub-advisory agreement.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(c) The Fund received reimbursements from Chartwell Investment Partners, L.P. (the predecessor to Chartwell) in the amount of $77,318, which represents less than $0.01 per share. Since the Fund was reimbursed, there was no effect on the Fund's total return.

(d)   Annualized.


Page 14                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                           JUNE 30, 2017 (UNAUDITED)

                                1. ORGANIZATION

First Trust Enhanced Equity Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 20, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FFA on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its Managed Assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of non-U.S. issuers, in each case that are traded on U.S. securities exchanges, and on an ongoing and consistent basis writes (sells) covered call options on a portion of the Fund's Managed Assets. "Managed Assets" means the total asset value of the Fund minus the sum of the Fund's liabilities, including the value of call options written (sold). There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                         2. MANAGED DISTRIBUTION POLICY

The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the "Plan") in reliance on exemptive relief received from the SEC which permits the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted with respect to its common shares subject to certain conditions. Under the Plan, the Fund currently intends to pay a quarterly distribution in the amount of $0.285 per share. A portion of this quarterly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund's performance during any particular period but is expected to correlate with the Fund's performance over time. Accordingly, you should not draw any conclusions about the Fund's investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.

                       3. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold) and dividends declared but unpaid), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), exchange-traded funds, convertible preferred stocks, and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

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                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                           JUNE 30, 2017 (UNAUDITED)

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of June 30, 2017, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call options ("options") on all or a portion of the equity securities held in the Fund's portfolio and on securities indices as determined to be appropriate by Chartwell Investment Partners, LLC ("Chartwell" or the "Sub-Advisor"), consistent with the Fund's investment objective. The number of options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. Options on securities indices are designed to

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                           JUNE 30, 2017 (UNAUDITED)

reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) "naked" or uncovered options. If certain equity securities held in the Fund's portfolio are not covered by a related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Fund's Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in "Net realized gain (loss) on investments" on the Statement of Operations. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) on written options" on the Statement of Operations.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts.

The Fund may hold securities of publicly-traded REITs. Distributions from such investments may be comprised of return of capital, capital gains, and income. The actual character of amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

For the six months ended June 30, 2017, distributions of $184,663 received from MLPs have been reclassified as return of capital. The cost basis of the applicable MLPs has been reduced accordingly.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                           JUNE 30, 2017 (UNAUDITED)

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. The character of distributions for tax reporting purposes will depend on the Fund's investment experience during the remainder of its fiscal year. Based on information for the period through June 30, 2017, it is likely that the Fund's distributions will include a return of capital component for the fiscal year ending December 31, 2017.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from:
Ordinary income.................................  $    3,415,478
Long-term capital gain..........................       9,738,066
Return of capital...............................       6,020,694

As of December 31, 2016, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................  $           --
Undistributed capital gains.....................              --
                                                  --------------
Total undistributed earnings....................              --
Accumulated capital and other losses............              --
Net unrealized appreciation (depreciation)......      44,875,547
                                                  --------------
Total accumulated earnings (losses).............      44,875,547
Other...........................................      (4,592,264)
Paid-in capital.................................     263,830,966
                                                  --------------
Net assets......................................  $  304,114,249
                                                  ==============

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2016, the Fund had no pre- or post-enactment capital loss carryforwards for federal income tax purposes.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of June 30, 2017, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES

The Fund will pay all expenses directly related to its operations.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                           JUNE 30, 2017 (UNAUDITED)

G. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

4. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Chartwell manages the Fund's portfolio subject to First Trust's supervision. Chartwell receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid monthly by First Trust out of its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      5. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the six months ended June 30, 2017, were $41,921,068 and $51,098,444, respectively.

                           6. DERIVATIVE TRANSACTIONS

Written option activity for the Fund was as follows:

                                                        NUMBER OF
WRITTEN OPTIONS                                         CONTRACTS               PREMIUMS
-------------------------------------------------------------------------------------------
Options outstanding at December 31, 2016...........         5,105            $    1,214,184
Options Written....................................        31,660                 7,179,252
Options Expired....................................       (14,725)               (1,151,850)
Options Exercised..................................        (1,303)                 (121,977)
Options Closed.....................................       (14,487)               (6,264,412)
                                                        ---------            --------------
Options outstanding at June 30, 2017...............         6,250            $      855,197
                                                        =========            ==============

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                           JUNE 30, 2017 (UNAUDITED)

The following table presents the types of derivatives held by the Fund at June 30, 2017, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                           ASSET DERIVATIVES                      LIABILITY DERIVATIVES
                                ---------------------------------------  ---------------------------------------
DERIVATIVE       RISK            STATEMENTS OF ASSETS AND                 STATEMENT OF ASSETS AND
INSTRUMENT       EXPOSURE          LIABILITIES LOCATION        VALUE        LIABILITIES LOCATION        VALUE
---------------  -------------  --------------------------  -----------  --------------------------  -----------
Written Options  Equity Risk                --                  --       Options written, at value   $   614,138

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2017, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
--------------------------------------------------------------------------------
EQUITY RISK
Net realized gain (loss) on written options                          $  397,934
Net change in unrealized appreciation (depreciation) on written
   options                                                             (443,075)

The Fund does not have the right to offset financial assets and financial liabilities related to option contracts on the Statement of Assets and Liabilities.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                           JUNE 30, 2017 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

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ADDITIONAL INFORMATION (CONTINUED)
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                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                           JUNE 30, 2017 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Fund held its Annual Meeting of Shareholders ("Annual Meeting") on April 24, 2017. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust Enhanced Equity Income Fund as a Class I Trustee for a three-year term expiring at the Fund's Annual Meeting of Shareholders in 2020. The number of votes cast for Mr. Keith was 16,684,870, the number of votes against was 1,797,325 and the number of broker non-votes was 1,490,969. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec, and Niel B. Nielson are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

EQUITY SECURITIES RISK: The Fund invests in equity securities. An adverse event affecting an issuer, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers or their industries occur.

INCOME RISK: Net investment income paid by the Fund to its Common Shareholders is derived from the premiums it receives from writing (selling) call options and from the dividends and interest it receives from the equity securities and other investments held in the Fund's portfolio and short-term gains thereon. Premiums from writing (selling) call options and dividends and interest payments made by the securities in the Fund's portfolio can vary widely over time. Dividends on equity securities are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels. The Fund cannot assure as to what percentage of the distributions paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

INDUSTRY RISK: The Fund may not invest 25% or more of its total assets in securities of issuers in any single industry. If the Fund is focused in an industry, it may present more risks than if it were broadly diversified over numerous industries of the economy. Individual industries may be subject to unique risks which may include, among others, governmental regulation, inflation, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, and rising interest rates.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

NON-U.S. RISK: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

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ADDITIONAL INFORMATION (CONTINUED)
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                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                           JUNE 30, 2017 (UNAUDITED)

OPTION RISK: The Fund may write (sell) covered call options on all or a portion of the equity securities held in the Fund's portfolio as determined to be appropriate by the Fund's Sub-Advisor, consistent with the Fund's investment objective. The ability to successfully implement the Fund's investment strategy depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold an equity security that it might otherwise sell. There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Additionally, to the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Enhanced Equity Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Chartwell Investment Partners, Inc. (the "Sub-Advisor") for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. In considering the Sub-Advisor's management of the Fund, the Board noted the background and experience of the Sub-Advisor's portfolio management team and the Board's prior

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ADDITIONAL INFORMATION (CONTINUED)
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                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                           JUNE 30, 2017 (UNAUDITED)

meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled and the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) half of the peer funds do not employ an advisor/sub-advisor management structure, and only one peer fund employs an unaffiliated sub-advisor; and (iii) some of the peer funds are part of a larger fund complex that may allow for additional economies of scale. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average net assets, was above the median of the MPI Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2016 to the performance of the MPI Peer Group and to that of two benchmark indexes. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the MPI Peer Group average for the one- three- and five-year periods ended December 31, 2016. The Board also noted that the Fund underperformed the S&P 500 Index in each period and outperformed the CBOE S&P 500(R) BuyWrite Monthly 1x Index in each period. The Board also received information on the Fund's annual distribution rate as of December 31, 2016 and the Fund's average trading discount during 2016 and comparable information for the peer group.

On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continued to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2016 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

The Board considered the Sub-Advisor's representation that assets in the Fund have not grown considerably, so further economies of scale have not been achieved and the sub-advisory rate continues to be appropriate. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including that the Sub-Advisor may enter into soft-dollar arrangements, and considered a summary of such arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

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FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Chartwell Investment Partners, LLC
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant's most recent annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)        First Trust Enhanced Equity Income Fund
              ---------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: August 21, 2017
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: August 21, 2017
     ------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: August 21, 2017
     ------------------

* Print the name and title of each signing officer under his or her signature.